Stock-Based Compensation	12 Months Ended
Dec. 31, 2021
Share-based Payment Arrangement [Abstract]
Stock-Based Compensation	Stock-Based Compensation
2011 Equity Incentive Plan
Legacy Rover’s 2011 Equity Incentive Plan (the “2011 Plan’’) allowed Legacy Rover to grant incentive and non-qualified stock options, restricted stock and other stock-based awards to employees, non-employees, and directors of Legacy Rover. In connection with the Closing of the Merger, the 2011 Plan was terminated, the remaining unallocated share reserve under the 2011 Plan was canceled and no new awards will be granted under the 2011 Plan. Options exercisable for 20.4 million shares of Class A common stock outstanding under the 2011 Plan at Closing were assumed by the Company under the 2021 Plan (defined below).
2021 Equity Incentive Plan
In connection with the Closing of the Merger, the Company adopted the 2021 Equity Incentive Plan (the “2021 Plan”) under which 17.2 million shares of Class A common stock were initially reserved for issuance, plus up to 20.4 million shares subject to stock options that were assumed in the Merger and expire or otherwise terminate without having been exercised in full, are tendered to or withheld by the Company for payment of an exercise price or for tax withholding obligations, or are forfeited to or repurchased by the Company due to failure to vest. The 2021 Plan permits the grant of incentive and non-qualified stock options, restricted stock, restricted stock units and other stock-based awards to employees, directors, and consultants of the Company. As of December 31, 2021, the Company had 14.1 million shares of Class A common stock reserved for future issuance under the 2021 Plan, which includes shares subject to stock options that were assumed in the Merger that expired or otherwise terminated without having been exercised in full or were forfeited due to failure to vest.
Upon the Closing, each option to purchase shares of Legacy Rover common stock that was outstanding, whether vested or unvested, was automatically converted into an option to purchase shares of the Company’s Class A common stock with the same terms except for the number of shares exercisable and the exercise price, using the exchange ratio of 1.2006 (“Option Exchange Ratio”). For periods prior to the Merger, the number of options and per share amounts have been retroactively converted by applying the Option Exchange Ratio.
Equity Awards Available for Grant
A summary of equity awards available for grant is as follows (in thousands):

Equity Available for Grant
Balances as of December 31, 2019	3,410
Retroactive application of reverse recapitalization	684
Balance as of December 31, 2019, as converted	4,094
Options authorized	1,801
Options granted(1)	(11,258)
Options canceled and forfeited(1)	10,562
Balances as of December 31, 2020	5,199
Equity awards authorized	17,200
Equity awards granted	(3,348)
Equity awards canceled in connection with termination of 2011 Plan	(7,005)
Equity awards canceled and forfeited	2,037
Balances as of December 31, 2021	14,083
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(1)Includes options that were canceled and re-granted as part of the option repricing modification, as further discussed below.
Stock Options
A summary of stock option activity is as follows (in thousands, except per share amounts and years):

	Number of Options Outstanding	Weighted- Average Exercise Price Per Share	Weighted- Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Balances as of December 31, 2019	20,749	$1.98	7.1	$34,776
Retroactive application of reverse recapitalization	4,162
Balance as of December 31, 2019, as converted	24,911	1.65	7.1	$34,776
Options granted(1)	11,258	2.08
Options exercised	(907)	0.85
Options canceled and forfeited(1)	(10,562)	2.67
Balances as of December 31, 2020	24,700	$1.45	6.4	$83,570
Options exercised	(4,634)	0.93
Options canceled and forfeited	(2,008)	1.17
Balances as of December 31, 2021	18,058	$1.60	6.1	$147,219
Options vested and exercisable – December 31, 2021	14,342	$1.48	5.6	$118,563
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(1)Includes options that were canceled and re-granted as part of the option repricing modification, as further discussed below.
The weighted-average grant-date fair value of options granted during the years ended December 31, 2020 and 2019 was $0.59 and $1.51, respectively. There were no options granted during the year ended December 31, 2021.
The aggregate intrinsic value of stock options exercised during the years ended December 31, 2021, 2020, and 2019 was $40.9 million, $2.4 million and $2.1 million, respectively.
The fair value of options vested during the years ended December 31, 2021, 2020, and 2019 was $3.9 million, $5.0 million and $4.1 million, respectively.
The following table presents the range of assumptions used to estimate the fair value of options granted during the periods presented:

Year Ended December 31,
	2020	2019
Risk-free interest rate	0.24% - 1.43%	1.38% - 2.60%
Expected term (years)	3.99 - 6.80	4.51 - 6.75
Volatility	49.0% - 54.8%	44.5% - 46.3%
Dividend yield	—%	—%
Risk-Free Interest Rate—The risk-free interest rate is based on the U.S. Treasury yield in effect at the time the options are granted for zero coupon U.S. Treasury notes with maturities approximately equal to the expected term of the option.
Expected Term—The expected term is based upon the Company’s consideration of the historical life of options, the vesting period of the option granted, and the contractual period of the option granted. The Company has a limited history of granting options, accordingly, the expected life was calculated using the simplified method.
Volatility—The expected volatility for the Company’s stock options was determined by using an average of historical volatilities of selected industry peers deemed to be comparable to the Company’s business corresponding to the expected term of the awards.
Dividend Yield—The expected dividend rate is zero as the Company currently has no history or expectation of declaring dividends on its common stock.
Restricted Stock Units
RSUs are measured at the fair market value of the underlying stock at the grant date and the expense is recognized over the requisite service period. The service-based vesting condition for these awards is generally satisfied over four years. A summary of restricted stock unit activity is as follows (in thousands, except per share amounts):

	Number of Shares	Weighted- Average Grant Date Fair Value	Aggregate Intrinsic Value
Unvested January 1, 2021	—	$—
Granted	3,348	12.05
Vested	(456)	12.25
Forfeited	(29)	12.15
Unvested December 31, 2021	2,863	12.02	$27,919
The total fair value of RSUs vested during the year ended December 31, 2021 was $5.6 million.
Stock-Based Compensation
The following table summarizes stock-based compensation expense recorded in each component of costs and expenses in the Company’s consolidated statements of operations for the presented periods (in thousands):

	Year Ended December 31,
	2021	2020	2019
Operations and support	$545	$299	$277
Marketing	725	397	301
Product development	3,821	1,873	1,486
General and administrative	5,970	2,972	2,003
Total stock-based compensation expense	$11,061	$5,541	$4,067
No income tax benefit related to stock-based compensation was recorded during the years ended December 31, 2021, 2020, and 2019 as the Company maintained a full valuation allowance against its net deferred tax assets within the United States.
As of December 31, 2021, total unrecognized compensation cost related to unvested stock options was $4.2 million, which was expected to be recognized over a weighted average remaining service period of 1.7 years.
Stock Option Modification
During the year ended December 31, 2020, the Company experienced significant disruption to its business as a result of the rapid development of COVID-19 and the corresponding reduction in the demand for its marketplace services. In response to the impact of COVID-19, the Company implemented a restructuring plan in April 2020 whereby approximately 50% of employees were terminated or placed on standby. In connection with this restructuring, the Company amended the terms of stock options previously awarded to impacted employees. For employees who were terminated as part of the restructuring, the Company allowed pro-rata vesting of pre-cliff awards up to the termination date that would have otherwise been forfeited upon termination and extended the exercise period of vested stock options from 90 days to three years from the termination date. For employees who remained employed after the restructuring, the stock options were modified based on the fair value of the Company’s common stock as determined by the board of directors.
In April 2020, the Company modified options to exercise 3,102,000 shares held by terminated employees. The Company reversed the previously recognized expense for pre-cliff awards, recorded the incremental expense based on the modification-date fair value of awards that became vested under the pro-rata acceleration, and recorded any excess between the fair value of the vested awards immediately prior to and after the modification. The Company immediately recognized net incremental expense of $0.3 million related to these options.
In July 2020, the Company modified options to exercise 6,800,000 shares held by then-current employees. The Company repriced options held by current employees with an exercise price greater than $1.99 per share. As part of the repricing, the original options were canceled and new options were granted with an exercise of $1.99 per share and a remaining contractual term of ten years. The new options were subject to the same service-based vesting schedule as the original options. The repricing was recorded as a stock option modification whereby the incremental fair value of each option was determined at the date of the modification and $0.4 million was immediately recognized related to vested options. During the years ended December 31, 2021 and 2020, the Company recognized total stock-based compensation expense of $0.4 million and $0.6 million, respectively, related to these repriced options. As of December 31, 2021, there was remaining incremental fair value of $0.3 million which will be recognized over the remaining requisite service period.